Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
The Company has evaluated subsequent events after the balance sheet date through August 6, 2020, the date the financial statements were issued. Management has determined that no events or transactions have occurred subsequent to the balance sheet date that require disclosure in the financial statements.

Subsequent Events
On January 15, 2020, the underwriters of the Company’s IPO exercised their option to purchase additional shares of the Company’s Class A common stock to cover sales by the underwriters of a greater number of shares than the total set forth in the filed prospectus for the IPO. The underwriters purchased an additional 629,603 shares of Class A common stock from the Company. The gross proceeds to the Company of the issuance were $10.7 million, and the Company received net proceeds of $10.0 million after deducting underwriting discounts and commissions.